(LEUTHOLD SELECT INDUSTRIES FUND LOGO)

                                 Annual Report
                              September 30, 2002

DEAR FELLOW SHAREHOLDERS:

  The Leuthold Select Industries Fund has a strong group orientation, seeking appreciation by concentrating in industry groups that seem to have the greatest upside potential. While it might appear that the Select Industries Fund did not "select" well over the last year, in reality THERE WAS NOT MUCH GROUP LEADERSHIP TO SELECT FROM! For example, The Leuthold Group tracks over 138 equity industry groups, and in the third quarter of 2002, only three managed to post gains
                                               -----
(average +2%), while 11 were down more than 30%.

  In what appears to be the terminal phase of this bear market, almost all stock groups and sectors have been pummeled, including traditional defensive areas like Utilities and Financials. ACTUALLY, OVER THE LAST 12 MONTHS, ENDING SEPTEMBER 30, 2002 (THE FUND'S FISCAL YEAR-END), STOCK MARKET GROUP LEADERSHIP WAS MOSTLY NON-EXISTENT, OR ELSE TRANSITORY AND OF SHORT DURATION.

PERFORMANCE REVIEW
------------------

  The Leuthold Select Industries Fund, which (by prospectus), must remain 100% invested in common stocks, was an underachiever for the fiscal year ending September 30, 2002, producing a total return loss of -24.70%, worse than both the S&P 500 and NASDAQ Composite total return losses of -20.48% and -21.52%, respectively.

  This Fund was introduced June 19, 2000. And, since inception, the Leuthold Select Industries Fund's relative performance looks better, with an annualized loss of -11.84% compared to -22.08% for the S&P 500 and -41.36% for the NASDAQ Composite. While this is somewhat comforting, a loss is still a loss.

THE GOOD NEWS...
----------------

  The good news is that this bear market, one of the two worst market declines in the last 70 years, appears to have bottomed out. The peak to trough decline in the S&P 500 has been almost 50%, with the NASDAQ down more than 75% from March 2000 highs. But, The Leuthold Group's "Major Trend Index," a monitor comprising over 170 fundamental, technical, supply/demand and sentiment factors, SHIFTED TO POSITIVE STATUS IN EARLY OCTOBER AND HAS CONTINUED TO IMPROVE.

  We believe it is now time to be going against the grain. That is, IT IS TIME TO ADD TO COMMON STOCK INVESTMENTS. During the recent third quarter stock market plunge, mutual fund investors were net sellers of $67 billion in common stock funds and net buyers of $57 billion in bond funds We are now doing EXACTLY THE OPPOSITE.

  Long-term market history tells us that individual investors usually do the
                                         -----------------------------------
wrong thing at the wrong time when the markets are in transition. Emotions and
----------------------------------------------------------------
fear overwhelm common sense. As our friend Walt Deemer, a veteran stock market professional, says: "WHEN IT'S TIME TO BUY...YOU WON'T WANT TO." In a new up-trend, we expect that group and sector concentration and emphasis will regain its effectiveness.

CURRENT SECTOR AND INDUSTRY GROUP CONCENTRATIONS (AS OF NOVEMBER 1, 2002)
-------------------------------------------------------------------------

     32% CONSUMER DISCRETIONARY               10% INDUSTRIALS
        11% Specialty Stores                      9% Air Freight/Logistics
        10% Consumer Electronics                  1% Employment Services
        7% Home Improvement Retail
        4% Restaurants                        9% HEALTH CARE
     22% INFORMATION TECHNOLOGY                   9% Generic Pharmaceuticals
        11% Networking Equipment
        11% Office Electronics                8% MATERIALS
     19% ENERGY                                   8% Diversified Metals/Mining
        10% Oil & Gas Drilling
        9% Oil & Gas Exploration/Production

                           SECTORS CURRENTLY AVOIDING
                           --------------------------
                  Financial:  0%       Telecommunications:  0%
                  Utilities:  0%       Consumer Staples:    0%

  OUTLOOK: Expect to increase Information Technology and Health Care exposure,
  -------
and add Telecommunications. Expect to reduce Consumer Discretionary and Energy exposure, and eliminate Industrials.

VIEW THIS FUND AS AN AGGRESSIVE FUND
------------------------------------

  THIS FUND, ON A STAND-ALONE BASIS, IS NOT APPROPRIATE FOR THE TYPICAL INVESTOR. It remains essentially 100% invested in common stocks at all times, with the portfolio concentrated in industry groups and themes that may significantly outperform the market. The past record of the disciplined approach employed by this Fund has been impressive, BUT THE TECHNIQUES (EMPLOYED SINCE
1996) MAY NOT PROVIDE MUCH PRESERVATION PROTECTION IN DECLINING MARKET ENVIRONMENTS (LIKE THE LAST TWO YEARS).

     o THE LEUTHOLD SELECT INDUSTRIES FUND IS DESIGNED TO BE USED IN COMBINATION WITH OTHER FUNDS IN A TOTAL INVESTMENT PROGRAM.

     o INVESTORS SHOULD ASSUME VOLATILITY AND MARKET RISK COULD BE GREATER WITH THE LEUTHOLD SELECT INDUSTRIES FUND THAN WITH A TYPICAL BROADLY DIVERSIFIED COMMON STOCK FUND.

INVESTMENT STRATEGY METHODOLOGY
-------------------------------

  Our approach reflects our conviction that industry group selection, and the seemingly most attractive stocks within those groups (chosen by Co-Manager, James Floyd) may produce superior long-term performance. Research efforts are concentrated on a universe of around 140 proprietary groups, with investments made in those groups (typically 10 or less) demonstrating the most favorable characteristics. (See "Schedule Of Investments" included herein, for more detail on actual portfolio positions for fiscal year ending September 30, 2002.)

IN SUMMARY
----------

  As previously noted, since inception, June 19, 2000, the Leuthold Select Industries Fund has lost 11.84% on an annualized basis (fiscal year ended September 30, 2002), significantly less than the major market averages over that same time frame. However, THE FACT REMAINS THAT YOU INVESTED IN OUR FUND TO MAKE MONEY.

  Again, the good news: based on the strength of the underlying drivers of the stock market, we are of the opinion that we're now in A NEW CYCLICAL BULL MARKET. And although we do not expect to see new record highs in the S&P 500, and certainly not the NASDAQ, we anticipate a recovery similar to those seen after the 1968-1974 secular bear market, which produced, on average, 51% gains for the S&P 500, and 50% gains in the DJIA.

  We believe the Leuthold Select Industries strategy offers the flexibility to be well-positioned to take advantage of these up-trending market opportunities.

Sincerely,

/s/Steve Leuthold                      /s/James Floyd

Steve Leuthold                         James Floyd
Co-Portfolio Manager                   Co-Portfolio Manager

Leuthold Weeden Capital Management, the Fund's Advisor, manages two additional investment strategies also available in no-load mutual fund formats: The Leuthold Core Investment Fund (LCORX), and the Grizzly Short Fund (GRZZX). For more information, please call 800-273-6886.

                     FOR PERIODS ENDED SEPTEMBER 30, 2002

                                                                AVERAGE ANNUAL
                                                                RATE OF RETURN
                                  3 MONTH   6 MONTH    1 YEAR   SINCE INCEPTION
                                  -------   -------    ------   ---------------
Leuthold Select Industries Fund   -22.60%   -32.68%    -24.70%      -11.84%
Russell 2000 Index                -21.40%   -27.97%     -9.29%      -13.59%
S&P 500 Index                     -17.28%   -28.36%    -20.48%      -22.08%

          A $10,000 INVESTMENT IN THE LEUTHOLD SELECT INDUSTRIES FUND

        Date          Leuthold Select Industries Fund        S&P 500 Index
        ----          -------------------------------        -------------
      6/19/2000                   $10,000                      $10,000
      6/30/2000                    10,170                        9,791
      7/31/2000                    10,060                        9,638
      8/31/2000                    11,240                       10,237
      9/30/2000                    11,961                        9,696
     10/31/2000                    12,031                        9,656
     11/30/2000                    12,082                        8,895
     12/31/2000                    13,141                        8,938
      1/31/2001                    12,102                        9,256
      2/28/2001                    12,392                        8,412
      3/31/2001                    12,132                        7,880
      4/30/2001                    12,722                        8,491
      5/31/2001                    13,042                        8,548
      6/30/2001                    12,562                        8,341
      7/31/2001                    12,302                        8,259
      8/31/2001                    11,823                        7,743
      9/30/2001                     9,963                        7,118
     10/31/2001                    10,093                        7,254
     11/30/2001                    10,914                        7,810
     12/31/2001                    11,414                        7,879
      1/31/2002                    11,244                        7,764
      2/28/2002                    10,533                        7,614
      3/31/2002                    11,143                        7,900
      4/30/2002                    10,863                        7,422
      5/31/2002                    10,563                        7,367
      6/30/2002                     9,693                        6,842
      7/31/2002                     8,383                        6,308
      8/31/2002                     8,352                        6,350
      9/30/2002                     7,500                        5,657

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. This chart assumes an initial gross investment of $10,000 made on 6/19/00 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002

ASSETS:
   Investments, at value
     (cost $11,849,156)                                            $10,206,001
   Interest receivable                                                     415
   Dividends receivable                                                  3,567
   Other assets                                                          9,032
                                                                   -----------
   Total Assets                                                     10,219,015
                                                                   -----------

LIABILITIES:
   Payable for fund shares redeemed                                     20,812
   Payable to Adviser                                                    9,837
   Accrued expenses and other liabilities                               46,418
                                                                   -----------
   Total Liabilities                                                    77,067
                                                                   -----------
NET ASSETS                                                         $10,141,948
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
   Capital  stock                                                  $16,685,966
   Accumulated net realized loss
     on investments                                                 (4,900,863)
   Net unrealized depreciation
     on investments                                                 (1,643,155)
                                                                   -----------
   Total Net Assets                                                $10,141,948
                                                                   -----------
                                                                   -----------
   Shares outstanding (250,000,000
     shares of $.0001 par value authorized)                          1,353,008
   Net Asset Value, Redemption Price
     and Offering Price Per Share                                        $7.50
                                                                         -----
                                                                         -----

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2002

INVESTMENT INCOME:
   Dividend income
     (net of withholding tax of $655)                              $   109,356
   Interest income                                                       8,892
                                                                   -----------
   Total investment income                                             118,248
                                                                   -----------

EXPENSES:
   Investment advisory fee                                             161,669
   Fund accounting fees and expenses                                    33,814
   Custody fees                                                         29,769
   Federal and state registration                                       19,230
   Shareholder servicing fee                                            16,167
   Professional fees                                                    14,698
   Administration fee                                                   11,723
   Transfer agent fees and expenses                                      8,863
   Reports to shareholders                                               8,571
   Directors'  fees and expenses                                           534
   Other                                                                 1,819
                                                                   -----------
   Total expenses before reimbursement                                 306,857
   Reimbursement to Adviser                                              8,397
                                                                   -----------
   Net expenses                                                        315,254
                                                                   -----------
NET INVESTMENT LOSS                                                   (197,006)
                                                                   -----------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                 (4,597,977)
   Net unrealized appreciation on
     investments during the period                                     866,275
                                                                   -----------
   Net realized and unrealized
     gain (loss) on investments                                     (3,731,702)
                                                                   -----------
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                                                  $(3,928,708)
                                                                   -----------
                                                                   -----------

                     See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                       YEAR ENDED            YEAR ENDED
                                                   SEPTEMBER 30, 2002    SEPTEMBER 30, 2001
                                                   ------------------    ------------------
OPERATIONS:
     Net investment loss                              $  (197,006)         $   (92,487)
     Net realized loss on investments                  (4,597,977)            (294,908)
     Net unrealized appreciation (depreciation)
       on investments during the period                   866,275           (2,754,567)
                                                      -----------          -----------
     Net decrease in net assets from operations        (3,928,708)          (3,141,962)
                                                      -----------          -----------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                --                 (173)
                                                      -----------          -----------
     Total distributions                                       --                 (173)
                                                      -----------          -----------

CAPITAL SHARE  TRANSACTIONS:
     Proceeds from shares sold                         35,318,849           18,476,407
     Dividends reinvested                                      --                  173
     Cost of shares redeemed                          (35,131,656)          (3,765,115)
                                                      -----------          -----------
     Net increase in net assets from capital
       share transactions                                 187,193           14,711,465
                                                      -----------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (3,741,515)          11,569,330

NET ASSETS
     Beginning of year                                 13,883,463            2,314,133
                                                      -----------          -----------
     End of year (including undistributed net
       investment income of $0 and $0, respectively)  $10,141,948          $13,883,463
                                                      -----------          -----------
                                                      -----------          -----------

                     See notes to the financial statements.


FINANCIAL HIGHLIGHTS

                                                                                          JUNE 19, 2000(1)<F1>
                                                       YEAR ENDED          YEAR ENDED              TO
                                                   SEPTEMBER 30, 2002  SEPTEMBER 30, 2001  SEPTEMBER 30, 2000
                                                   ------------------  ------------------  ------------------
PER SHARE DATA:
Net asset value, beginning of period                      $9.96              $11.96              $10.00
                                                          -----              ------              ------

Income from investment operations:
     Net investment loss(2)<F2>                           (0.15)              (0.06)              (0.01)
     Net realized and unrealized
       gain (loss) on investment                          (2.31)              (1.94)               1.97
                                                          -----              ------              ------
     Total from investment operations                     (2.46)              (2.00)               1.96
                                                          -----              ------              ------

Less distributions:
     From net investment income                              --                  --(3)<F3>           --
                                                          -----              ------              ------
     Total distributions                                     --                  --                  --
                                                          -----              ------              ------
Net asset value, end of period                            $7.50               $9.96              $11.96
                                                          -----              ------              ------
                                                          -----              ------              ------

Total return                                            -24.70%             -16.72%              19.60%(4)<F4>

Supplemental data and ratios:
     Net assets, end of period                      $10,141,948         $13,883,463          $2,314,133
Ratio of expenses to average net assets:
     Before expense reimbursement                         1.90%               2.22%              15.98%(5)<F5>
     After expense reimbursement                          1.95%               1.95%               1.95%(5)<F5>
Ratio of net investment loss to average net assets:
     Before expense reimbursement                        -1.17%              -1.08%             -14.57%(5)<F5>
     After expense reimbursement                         -1.22%              -0.81%              -0.54%(5)<F5>
Portfolio turnover rate                                 383.66%             127.32%              27.11%(4)<F4>

(1)<F1>   Commencement of operations.
(2)<F2> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)<F3>   Less than one cent per share
(4)<F4>   Not annualized.
(5)<F5>   Annualized.

                     See notes to the financial statements.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30,  2002

  NUMBER                                                              MARKET
OF SHARES                                                             VALUE
---------                                                             -----
             COMMON STOCKS    94.15%+<F8>

             AIR FREIGHT &
               COURIERS    8.60%+<F8>
  11,500     Airborne, Inc.                                        $   130,410
   3,600     C.H. Robinson
               Worldwide, Inc.                                          97,272
   8,500     Expeditors International
               of Washington, Inc.                                     237,490
   4,900     FedEx Corp.                                               245,343
   2,000     Forward Air Corporation *<F6>                              36,200
   2,009     United Parcel Service, Inc.                               125,623
                                                                   -----------
                                                                       872,338
                                                                   -----------

             AUTOMOBILE PARTS &
               EQUIPMENT    4.06%+<F8>
   3,200     BorgWarner, Inc.                                          158,848
   1,500     Johnson Controls, Inc.                                    115,230
   1,600     Lear Corporation *<F6>                                     66,640
   1,500     Superior Industries
               International, Inc.                                      70,620
                                                                   -----------
                                                                       411,338
                                                                   -----------

             BANKS    3.11%+<F8>
  15,770     Hibernia Corporation                                      315,242
                                                                   -----------

             CONSUMER
               ELECTRONICS    8.84%+<F8>
   4,000     Garmin Ltd. *<F6>                                          74,200
   3,500     Harman International
               Industries, Incorporated                                181,125
   4,600     Koninklijke (Royal)
               Philips Electronics NV                                   66,838
  23,200     Matsushita Electric
               Industrial Co., Ltd.                                    240,584
   6,400     Sony Corporation                                          263,040
   7,900     Universal Electronics Inc. *<F6>                           70,705
                                                                   -----------
                                                                       896,492
                                                                   -----------

             DIVERSIFIED METALS &
               MINING    8.53%+<F8>
  26,986     BHP Billiton Limited                                      263,114
  13,800     Freeport-McMoRan
               Copper & Gold, Inc. *<F6>                               185,748
  10,900     Inco Limited *<F6>                                        175,054
   6,000     Phelps Dodge
               Corporation *<F6>                                       153,780
   8,300     RTI International
               Metals, Inc. *<F6>                                       87,150
                                                                   -----------
                                                                       864,846
                                                                   -----------

             EMPLOYMENT
               SERVICES    6.55%+<F8>
   3,000     CDI Corp. *<F6>                                            78,450
   8,100     Heidrick & Struggles
               International, Inc. *<F6>                               123,039
   4,200     Kelly Services, Inc.                                       91,014
   8,500     Labor Ready, Inc. *<F6>                                    53,720
   8,200     Manpower Inc.                                             240,588
   3,400     On Assignment, Inc. *<F6>                                  28,118
   7,100     Spherion Corporation *<F6>                                 50,055
                                                                   -----------
                                                                       664,984
                                                                   -----------

             NETWORKING
               EQUIPMENT    5.92%+<F8>
  23,600     Advanced Micro
               Devices, Inc. *<F6>                                     126,024
  12,438     Cisco Systems, Inc. *<F6>                                 130,350
   8,131     Echelon Corporation *<F6>                                  70,740
  16,638     Extreme Networks, Inc. *<F6>                               70,046
  21,671     Foundry Networks, Inc. *<F6>                              118,757
  15,550     McDATA Corporation *<F6>                                   84,436
                                                                   -----------
                                                                       600,353
                                                                   -----------

             OFFICE ELECTRONICS    10.94%+<F8>
  11,800     Canon Inc.                                                376,066
   9,355     Global Imaging Systems, Inc. *<F6>                        176,622
  27,000     IKON Office Solutions, Inc.                               212,760
  45,000     Xerox Corporation *<F6>                                   222,750
   2,300     Zebra Technologies
               Corporation *<F6>                                       121,187
                                                                   -----------
                                                                     1,109,385
                                                                   -----------

             OIL & GAS DRILLING    9.78%+<F8>
   5,800     ENSCO International
               Incorporated                                            145,232
   7,900     GlobalSantaFe Corporation                                 176,565
   6,000     Nabors Industries, Ltd. *<F6>                             196,500
   6,100     Patterson-UTI Energy, Inc. *<F6>                          155,611
   5,910     Precision Drilling Corporation *<F6>                      177,891
   7,300     Unit Corporation *<F6>                                    139,795
                                                                   -----------
                                                                       991,594
                                                                   -----------

             OIL & GAS EXPLORATION
               & PRODUCTION    11.13%+<F8>
   3,100     Apache Corporation                                        184,295
   7,700     Ocean Energy Inc.                                         153,615
   5,215     Patina Oil & Gas Corporation                              148,628
   4,900     Pogo Producing Company                                    166,894
   6,800     St. Mary Land &
               Exploration Company                                     162,520
   3,700     Talisman Energy Inc.                                      148,370
   8,000     XTO Energy, Inc.                                          164,880
                                                                   -----------
                                                                     1,129,202
                                                                   -----------

             RESTAURANTS    7.87%+<F8>
   5,550     Applebee's International, Inc.                            121,656
   4,300     Bob Evans Farms, Inc.                                     101,910
   4,300     Brinker International, Inc. *<F6>                         111,370
   4,300     CBRL Group, Inc.                                           98,126
   4,900     Darden Restaurants, Inc.                                  118,776
   3,000     P.F. Chang's China Bistro, Inc. *<F6>                      87,090
   7,700     Starbucks Corporation *<F6>                               158,928
                                                                   -----------
                                                                       797,856
                                                                   -----------

             SPECIALTY STORES    8.82%+<F8>
   7,900     Group 1 Automotive, Inc. *<F6>                            176,565
   6,700     Linens 'n Things, Inc. *<F6>                              123,079
   4,800     Michaels Stores, Inc. *<F6>                               219,360
   9,600     Pier 1 Imports, Inc.                                      183,072
   2,400     Rent-A-Center, Inc. *<F6>                                 124,680
   8,100     United Rentals, Inc. *<F6>                                 68,364
                                                                   -----------
                                                                       895,120
                                                                   -----------
             Total Common Stocks
               (Cost $11,152,520)                                    9,548,750
                                                                   -----------

             INVESTMENT
               COMPANIES    4.98%+<F8>

             EXCHANGE - TRADED FUNDS    4.98%+<F8>
  12,100     Nasdaq - 100 Index
               Tracking Stock *<F6>                                    251,075
   3,100     SPDR Trust Series 1                                       253,549
                                                                   -----------
                                                                       504,624
                                                                   -----------
             Total Investment Companies
               (Cost $544,009)                                         504,624
                                                                   -----------

PRINCIPAL
  AMOUNT
---------
             SHORT-TERM
               INVESTMENTS    1.50%+<F8>

             VARIABLE RATE
               DEMAND NOTES    1.50%+<F8>
$152,627     U.S. Bank, N.A., 1.50%, #<F7>                             152,627
                                                                   -----------
             Total Short-Term
               Investments
               (Cost $152,627)                                         152,627
                                                                   -----------
             TOTAL INVESTMENTS    100.63%+<F8>
               (COST $11,849,156)                                  $10,206,001
                                                                   -----------
                                                                   -----------

 *<F6>  Non-income producing security.
 #<F7> Variable rate security. The rate listed is as of 9/30/02. +<F8> Calculated as a percentage of net assets.

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT
     ACCOUNTING POLICIES

     Leuthold Funds, Inc. (the "Company") was incorporated on August 30, 1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. Leuthold Select Industries Fund (the "Fund") is one of three series of the Company. The investment objective of the Fund is capital appreciation. The Fund commenced operations on June 19, 2000.

     The following is a summary of significant accounting policies consistently followed by the Fund.

     a) Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Options and securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services.
          Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     b). Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. There were no differences between book and tax basis distributions for the fiscal years ended September 30, 2002 and 2001.

          At September 30, 2002, the components of distributable earnings on a tax basis were as follows:

          Undistributed ordinary income                       $     --
          Undistributed long-term capital gain                      --
                                                              --------
          Distributable Income                                $     --
                                                              --------
                                                              --------

          Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. Accounting principles generally accepted in the United States ("GAAP") requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. As a result of permanent book-to-tax differences relating to a net operating loss, accumulated net investment loss has been decreased and capital stock has been decreased by $197,006. The Fund intends to utilize provisions of the federal income tax laws which allow the Fund to carry realized capital losses forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 2002, the Fund had a capital loss carryforward available for federal income tax purposes of $1,012,730 of which $5,714 will expire on September 30, 2009 and $1,007,016 will expire on September 30, 2010. Additionally, at September 30, 2002, the Fund intends to elect to defer and treat post-October losses of $3,363,568 as arising in the fiscal year ending September 30, 2003.

     c). Distributions to Shareholders - Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

     d) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     e) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.
          Discounts and premiums on bonds are amortized over the life of the respective bond.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund were as follows:

                                             YEAR ENDED          YEAR ENDED
                                           SEPT. 30, 2002      SEPT. 30, 2001
                                           --------------      --------------
  Shares sold                                3,431,743           1,513,005
  Shares issued
    to holders in
    reinvestment
    of dividends                                    --                  18
  Shares redeemed                           (3,472,005)           (313,274)
                                             ---------           ---------
  Net increase
    (decrease)                                (40,262)           1,199,749
                                             ---------           ---------
                                             ---------           ---------

3.   INVESTMENT  TRANSACTIONS

     Purchases and sales of investments, other than short-term investments, for the year ended September 30, 2002 were as follows:

              PURCHASES                                 SALES
     ---------------------------             ---------------------------
        U.S.                                    U.S.
     GOVERNMENT            OTHER             GOVERNMENT            OTHER
     ----------            -----             ----------            -----
         $0             $61,160,336              $0             $60,870,521

     At September 30, 2002, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

     Appreciation                                     $    70,533
     Depreciation                                      (2,438,253)
                                                      -----------
     Net depreciation on
       investments                                    $(2,167,720)
                                                      -----------
                                                      -----------

     At September 30, 2002, the cost of investments for federal income tax purposes was $12,373,721.

     The difference between book and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     The Fund has entered into an Investment Advisory Agreement with Leuthold Weeden Capital Management, LLC. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

     The Investment Adviser has voluntarily agreed to reimburse the Fund to the extent necessary to ensure that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed the annual rate of 1.95% of the net assets of the Fund, computed on a daily basis. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts previously waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.95%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Accordingly, for the year ended September 30, 2002, the Investment Adviser recouped $15,797 of previously waived or reimbursed expenses. Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

                YEAR OF EXPIRATION            RECOVERABLE AMOUNT
                ------------------            ------------------
                     9/30/03                       $33,410
                     9/30/04                       $41,940
                     9/30/05                        $7,400

     U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

     For the year ended September 30, 2002, the Fund paid Weeden & Co., L.P., an affiliate of the Adviser $210,813 of brokerage commissions.

5.   CHANGE IN INDEPENDENT AUDITOR (UNAUDITED)

     On April 22, 2002, the Board of Directors dismissed Arthur Andersen LLP as the Company's independent auditors and appointed Ernst & Young LLP for the fiscal year ending September 30, 2002. During the two most recent fiscal years, Arthur Andersen LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years, and there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

6.   ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS (UNAUDITED)

INDEPENDENT DIRECTORS

                                                                                                            # of
                                                                                                       Portfolios in  Other
                         Position(s)      Term of Office                                                Fund Complex  Directorships
Name, Age                Held with        and Length of      Principal Occupation                       Overseen By   Held by
and Address              the Company      Time Served        During Past Five Years                       Director    Director
-----------              -----------      --------------     ----------------------                    -------------  -------------
John S. Chipman (76)     Director         Indefinite Term,   Professor of Economics at the University of     3        None
2121 W. 49th Street                       7 Years Served     Minnesota since 1981.  Guest Professor at the
Minneapolis, MN 55409                                        University of Konstanz, Germany from 1986
                                                             to 1991 and was awarded an honorary doctorate
                                                             from such institution in 1991.

Lawrence L. Horsch (68)  Director         Indefinite Term,   Member of the Board of Directors of Boston      3        Member of
1404 Hilltop Ridge                        7 Years Served     Scientific Corp., a public company engaged in            the Board of
Houlton, WI 54082                                            developing,  producing and marketing medical             Directors of
                                                             devices since February, 1995, when SCIMED Life           Boston
                                                             Systems, Inc., a medical products company he             Scientific
                                                             helped organize in 1971, merged with Boston              Corp.
                                                             Scientific Corp.  Prior to such merger, Mr. Horsch
                                                             served in various capacities with SCIMED Life
                                                             Systems, Inc., including Acting Chief Financial
                                                             Officer from 1994 to 1995, Chairman of the Board
                                                             from 1977 to 1994, and as a director from 1977 to
                                                             1995.  He has also served as Chairman of Eagle
                                                             Management & Financial Corp., a management
                                                             consulting firm, since 1990.

Paul M. Kelnberger (59)  Director         Indefinite Term,   Joined Johnson, West & Co., PLC, a public       3        None
8208 Galway Road                          7 Years Served     accounting firm, in 1969 and has been a partner
Woodbury, MN 55125                                           since 1975.  He is also a director of Video Update,
                                                             Inc., a public company engaged in owning,
                                                             operating and franchising video rental superstores.

INTERESTED DIRECTORS (AND OFFICERS)

                                                                                                            # of
                                                                                                       Portfolios in  Other
                         Position(s)      Term of Office                                                Fund Complex  Trusteeships
Name, Age                Held with        and Length of      Principal Occupation                       Overseen By   Held by
and Address              the Trust        Time Served        During Past Five Years                       Trustee     Trustee
-----------              -----------      --------------     ----------------------                    -------------  -------------
Steven C. Leuthold (65)  Director,        Indefinite Term,   Chief executive officer of the managing member  3        None
100 N. Sixth Street      President        7 Years Served     of Leuthold Weeden Capital Management, LLC
Suite 412A               and Treasurer                       (the "Adviser").  He has also been a Portfolio
Minneapolis, MN 55403                                        Manager for the predecessors to the Adviser,
                                                             Leuthold & Anderson, Inc. (since 1987) and
                                                             Leuthold, Weeden & Associates, L.P. (since 1991).

Edward C. Favreau (51)   Director and     Indefinite Term,   Manager of Marketing and Sales of the Adviser   3        None
100 N. Sixth Street      Vice President   3 Years Served     since July, 1999.  Prior to joining the Adviser,
Suite 412A                                                   Mr. Favreau served as Vice President and Sales
Minneapolis, MN 55403                                        Manager of U.S. Bancorp Investments Inc.
                                                             (formerly First Bank Investment Services) from
                                                             June, 1993 until July, 1999.  Prior to that time
                                                             Mr. Favreau served in various capacities for
                                                             U.S. Bank from July, 1988 until June, 1993.

David R. Cragg (33)      Vice President   Indefinite Term,   Manager of Compliance of the Adviser since      3        None
100 N. Sixth Street      and Secretary    3 Years Served     January, 1999.  Prior to joining the Adviser,
Suite 412A                                                   Mr. Cragg served as Operations Manager of
Minneapolis, MN 55403                                        Piper Trust Company from November, 1997 until
                                                             January, 1999.  Prior to that time, Mr. Cragg served
                                                             in various capacities for Piper Trust Company
                                                             from February, 1993 until November, 1997.

REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
LEUTHOLD FUNDS, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Leuthold Select Industries Fund (one of the series constituting Leuthold Funds, Inc.) (the "Fund") as of September 30, 2002, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights for periods presented through September 30, 2001, were audited by other auditors whose report dated October 25, 2001 expressed an unqualified opinion on that financial statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of the Leuthold Select Industries Fund of Leuthold Funds, Inc. at September 30, 2002, and the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP

Minneapolis, Minnesota
November 8, 2002

(LEUTHOLD SELECT INDUSTRIES FUND LOGO)

INVESTMENT ADVISER:
  Leuthold Weeden Capital
      Management, LLC, Minnesota

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT,
SHAREHOLDER SERVICING AGENT:
  U.S. Bancorp Fund Services, LLC,
    Wisconsin

CUSTODIAN:
  U.S. Bank, N.A., Ohio

COUNSEL:
  Foley & Lardner, Wisconsin

INDEPENDENT PUBLIC ACCOUNTANTS:
  Ernst & Young LLP, Minnesota

This report is authorized for distribution only when preceded or accompanied by a current prospectus.